Exhibit 99.1

FOR IMMEDIATE RELEASE (TUESDAY, JULY 29, 2014)

Contact:    Thomas Taggart                Doug Lambert
Corporate Communications        Investor Relations
(415) 765-2249                (212) 782-5911

MUFG AMERICAS HOLDINGS CORPORATION (FORMERLY UNIONBANCAL CORPORATION) REPORTS SECOND QUARTER NET INCOME OF $249 MILLION

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), which was formerly named Union Bank, N.A., today reported second quarter 2014 results. Net income for the quarter was $249 million, up from $175 million for the prior quarter, and up from $142 million for the year-ago quarter.

Second Quarter Highlights:

◦	Solid loan growth of $2.4 billion, or 3 percent, to $72.4 billion at June 30, 2014 compared with March 31, 2014.

◦	Continued discipline in underwriting standards produced another solid quarter of strong credit quality with low nonperforming assets and charge-offs.

◦
Effective July 1, 2014 UnionBanCal Corporation was renamed MUFG Americas Holdings Corporation (MUAH) and Union Bank, N.A. changed its legal name to MUFG Union Bank, N.A. (MUB).  In addition, the U.S. branch banking management and operations of the Bank of Tokyo-Mitsubishi UFJ Ltd. were integrated within MUB. The changes position the Bank to better leverage the strength and global reach of its parent company, Mitsubishi UFJ Financial Group, to provide a broad array of products and services to address our customers’ financial needs.

◦
Effective July 1, 2014, Katsumi Hatao became Chief Executive Officer for the Americas and President and CEO of both MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. Former CEO for the Americas, Masashi Oka, has been appointed Executive Chairman for MUFG Americas Holdings Corporation and MUFG Union Bank, N.A.

Summary of Second Quarter Results

Second Quarter Total Revenue

For the second quarter 2014, total revenue (net interest income plus noninterest income) was $965 million, up $101 million compared with the first quarter 2014.
Both net interest income and noninterest income increased 12 percent. Net interest income for the second quarter 2014 was $763 million, up $80 million, compared with the first quarter 2014. The increase in net interest income was largely due to higher interest income on our purchased credit-impaired (PCI) loan portfolio, mostly due to early payoffs of certain loans, as well as overall growth in loan volume, excluding PCI loans. Average total loans held for investment, excluding PCI loans, increased $2.0 billion, or 3 percent, compared with the first quarter 2014 largely due to growth in residential mortgages and commercial and industrial loans. The net interest margin was 3.15 percent, up 28 basis points from the prior quarter substantially due to higher yields in the PCI loan portfolio as described above. Excluding the impact of the PCI loan portfolio, the net interest margin would have been slightly higher primarily due to marginally higher yields on loans and lower costs of borrowed funds. Average total deposits increased $788 million, or 1 percent, during the quarter compared with the first quarter 2014, substantially due to growth in noninterest-bearing deposits.
For the second quarter 2014, noninterest income was $202 million, up $21 million, or 12 percent, compared with the first quarter 2014, largely due to higher net gains on the sale of certain investments.
Compared to the second quarter 2013, total revenue increased $92 million, with net interest income up 14 percent and noninterest income up less than 1 percent. Net interest income increased $91 million compared with the year-ago quarter substantially due to loan growth, as well as higher interest income on our PCI loan portfolio, which drove a 12 basis point increase in the net interest margin. Average total loans held for investment, excluding PCI loans, increased $7.9 billion, or 13 percent, compared with the second quarter 2013 due to organic loan growth and our PB Capital Corporation acquisition, which closed late in the second quarter of 2013. Average total deposits increased $5.9 billion compared with the second quarter of 2013, substantially due to organic growth, with average interest bearing deposits up $3.3 billion, or 7 percent, and average noninterest bearing deposits up $2.5 billion, or 10 percent.

Second Quarter Noninterest Expense

Noninterest expense for the second quarter 2014 was $649 million, down $11 million compared with the first quarter 2014. This decrease was substantially due to lower current quarter pension expense, lower employee benefit costs and a reversal of provision for losses on unfunded credit commitments (compared with a provision for losses in the prior quarter). Compared with the second quarter 2013, noninterest expense was down $53 million, or 8 percent. This decline was largely driven by lower current quarter merger and business integration costs and pension expense.

Balance Sheet

At June 30, 2014, the Company had total assets of $108.8 billion, up $1.6 billion compared with March 31, 2014, primarily reflecting loan growth. Excluding PCI loans, total loans increased 4 percent compared with the first quarter, reflecting growth in core customer segments within the commercial and industrial loan portfolio and continuing growth in residential mortgage lending in our geographic footprint, with credit quality attributes consistent with the existing portfolio.

At June 30, 2014, total deposits were $81.6 billion, up $387 million compared with March 31, 2014. Core deposits at June 30, 2014 were $72.1 billion compared with $70.7 billion at March 31, 2014.

Credit Quality

Credit quality remained strong in the second quarter 2014 reflected by continued low levels of nonperforming assets and net charge-offs.

Excluding PCI loans and FDIC covered OREO, nonperforming assets at the end of the quarter were $511 million, or 0.47 percent of total assets; compared with $467 million, or 0.44 percent of total assets, at March 31, 2014; and $521 million, or 0.52 percent of total assets at June 30, 2013.

Excluding PCI loans and FDIC covered OREO, net charge-offs were $7 million for the second quarter of 2014 compared with net recoveries of $6 million for the first quarter 2014 and net charge-offs of $10 million for the second quarter 2013.

In the second quarter of 2014, the overall provision for credit losses was $6 million compared with a provision of less than $1 million for the first quarter of 2014 and a provision reversal of $5 million for the second quarter of 2013. The allowance for credit losses as a percentage of total loans, excluding PCI loans, was 0.98 percent at June 30, 2014, compared with 1.02 percent at March 31, 2014, and 1.18 percent at June 30, 2013. The allowance for credit losses as a percentage of nonaccrual loans, excluding PCI loans, was 141.06 percent at June 30, 2014 compared with 156.05 percent at March 31, 2014 and 153.18 percent at June 30, 2013.

Capital

The Company’s stockholder’s equity was $14.8 billion at June 30, 2014 compared with $14.2 billion at December 31, 2013. The Company's Common equity tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with the transition guidelines set forth in the U.S. Basel III regulatory capital rules, were 12.59 percent, 12.62 percent and 14.57 percent, respectively, at June 30, 2014. The tangible common equity ratio was 10.84 percent at June 30, 2014.

The Company’s estimated Common equity tier 1 risk-based capital ratio, calculated using the standardized approach on a fully phased-in basis under the U.S. Basel III regulatory capital rules, was 11.63 percent at June 30, 2014.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding PCI loans, FDIC covered OREO, privatization transaction impact, foreclosed asset expense, other credit costs, (reversal of) provision for losses on unfunded credit commitments, productivity initiative costs and gains, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs , or intangible asset amortization, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses or credits. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s business results. This press release also includes additional capital ratios (Basel I Tier 1 common capital, the tangible common equity and the fully phased-in Basel III Common equity tier 1 capital ratios) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with assets of $108.8 billion at June 30, 2014. Its principal subsidiary, MUFG Union Bank, N.A., provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of June 30, 2014, MUFG Union Bank, N.A. operated 422 branches, comprised primarily of retail banking branches in the West Coast states, along with branches in Texas, Illinois, New York and Georgia, as well as two international offices. MUFG Americas Holdings Corporation is a wholly owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd. which is a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc., one of the world’s largest and most diversified financial groups. Visit www.unionbank.com for more information.

###

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					June 30, 2014 from
(Dollars in millions)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013 (1)	March 31, 2014	June 30, 2013
Results of operations:
Net interest income	$763	$683	$706	$685	$672	12%	14%
Noninterest income	202	181	190	234	201	12	—
Total revenue	965	864	896	919	873	12	11
Noninterest expense	649	660	689	689	702	(2)	(8)
Pre-tax, pre-provision income (2)	316	204	207	230	171	55	85
(Reversal of) provision for loan losses	9	(16)	(23)	(16)	(3)	(156)	(400)
Income before income taxes and including
noncontrolling interests	307	220	230	246	174	40	76
Income tax expense	62	50	55	55	35	24	77
Net income including noncontrolling interests	245	170	175	191	139	44	76
Deduct: Net loss from noncontrolling interests	4	5	4	7	3	(20)	33
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$249	$175	$179	$198	$142	42	75

Balance sheet (end of period):
Total assets	$108,820	$107,237	$105,894	$105,484	$102,279	1	6
Total securities	22,847	23,192	22,326	22,318	24,415	(1)	(6)
Total loans held for investment	72,369	69,933	68,312	67,170	65,843	3	10
Core deposits (3)	72,058	70,665	69,155	68,334	65,533	2	10
Total deposits	81,566	81,179	80,101	79,415	77,356	—	5
Long-term debt	6,995	6,545	6,547	7,803	6,058	7	15
MUAH Stockholder's equity	14,815	14,460	14,215	12,549	12,371	2	20

Balance sheet (period average):
Total assets	$107,871	$106,491	$104,424	$101,534	$98,714	1	9
Total securities	22,865	22,611	22,282	22,909	23,183	1	(1)
Total loans held for investment	71,104	69,293	67,619	66,608	63,673	3	12
Earning assets	97,405	96,100	94,707	92,035	89,292	1	9
Total deposits	81,221	80,433	79,747	77,434	75,350	1	8
MUAH Stockholder's equity	14,657	14,390	12,604	12,210	12,599	2	16

Performance ratios:
Return on average assets (4)	0.92%	0.66%	0.68%	0.78%	0.58%
Return on average MUAH stockholder's equity (4)	6.80	4.87	5.66	6.50	4.53
Return on average assets excluding the impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.97	0.72	0.75	0.81	0.66
Return on average MUAH stockholder's equity excluding the impact of
privatization transaction and merger costs related to acquisitions (4) (5)	8.19	6.11	7.41	8.01	6.17
Efficiency ratio (6)	67.23	76.38	76.89	75.01	80.37
Adjusted efficiency ratio (7)	60.30	67.95	67.08	67.21	69.45
Net interest margin (4) (8)	3.15	2.87	2.99	2.99	3.03

Capital ratios:	U.S. Basel III		U.S. Basel I

Common equity tier 1 risk-based capital ratio(9) (10)	12.59%	12.59%	n/a	n/a	n/a
Tier 1 common capital ratio (9) (10) (11) (12)	n/a	n/a	12.34%	11.10%	11.47%
Tier 1 risk-based capital ratio (9) (10) (11)	12.62	12.62	12.41	11.17	11.55
Total risk-based capital ratio (9) (10) (11)	14.57	14.75	14.61	13.11	13.63
Tier 1 leverage ratio (9) (10)	11.35	11.26	11.27	10.22	10.36
Tangible common equity ratio (13)	10.84	10.65	10.54	9.01	9.08
Common equity tier 1 risk-based capital ratio (U.S. Basel III
standardized approach; fully phased-in) (9) (14)	11.63	11.42	11.14	n/a	n/a

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Six Months Ended		Percent Change to
	June 30,	June 30,	June 30, 2014 from
(Dollars in millions)	2014	2013 (1)	June 30, 2013
Results of operations:
Net interest income	$1,446	$1,325	9%
Noninterest income	383	452	(15)
Total revenue	1,829	1,777	3
Noninterest expense	1,309	1,415	(7)
Pre-tax, pre-provision income (2)	520	362	44
(Reversal of) provision for loan losses	(7)	(6)	17
Income before income taxes and including
noncontrolling interests	527	368	43
Income tax expense	112	85	32
Net income including noncontrolling interests	415	283	47
Deduct: Net loss from noncontrolling interests	9	7	29
Net income attributable to MUAH	$424	$290	46

Balance sheet (end of period):
Total assets	$108,820	$102,279	6
Total securities	22,847	24,415	(6)
Total loans held for investment	72,369	65,843	10
Core deposits (3)	72,058	65,533	10
Total deposits	81,566	77,356	5
Long-term debt	6,995	6,058	15
MUAH stockholder's equity	14,815	12,371	20

Balance sheet (period average):
Total assets	$107,185	$97,687	10
Total securities	22,739	22,507	1
Total loans held for investment	70,203	62,122	13
Earning assets	96,756	88,179	10
Total deposits	80,829	74,807	8
MUAH stockholder's equity	14,524	12,591	15

Performance ratios:
Return on average assets (4)	0.79%	0.59%
Return on average MUAH stockholder's equity (4)	5.84	4.61
Return on average assets excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	0.84	0.69
Return on average MUAH stockholders' equity excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	7.16	6.42
Efficiency ratio (6)	71.56	79.59
Adjusted efficiency ratio (7)	63.91	68.56
Net interest margin (4) (8)	3.02	3.03

___________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					June 30, 2014 from
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,
(Dollars in millions)	2014	2014	2013	2013	2013	2014	2013

Credit Data:
(Reversal of) provision for loan losses, excluding purchased credit-impaired loans	$9	$(18)	$(22)	$(16)	$(3)	150%	400%
(Reversal of) provision for purchased credit-impaired loan losses not subject to FDIC indemnification	—	2	(1)	—	—	(100)	-
(Reversal of) provision for losses on unfunded credit commitments	(3)	16	2	1	(2)	(119)	(50)
Total (reversal of) provision for credit losses	$6	$—	$(21)	$(15)	$(5)	nm	220

Net loans charged-off (recovered)	$7	$(6)	$11	$(1)	$8	217	(13)
Nonperforming assets	547	506	499	574	589	8	(7)
Criticized loans held for investment (15)	1,450	1,317	1,274	1,270	1,362	10	6

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.77%	0.80%	0.83%	0.91%	0.95%
Nonaccrual loans	108.90	119.58	128.42	119.04	120.11
Allowance for credit losses to (16):
Total loans held for investment	0.97	1.01	1.02	1.10	1.16
Nonaccrual loans	137.13	151.35	158.30	144.63	146.34
Net loans charged-off (recovered) to average total loans held for investment (4)	0.04	(0.04)	0.07	(0.01)	0.05
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.75	0.72	0.74	0.85	0.89
Nonperforming assets to total assets	0.50	0.47	0.48	0.54	0.58
Nonaccrual loans to total loans held for investment	0.71	0.67	0.65	0.76	0.79

Excluding purchased credit-impaired loans and FDIC covered OREO (17):
Allowance for loan losses to:
Total loans held for investment	0.78%	0.80%	0.84%	0.92%	0.97%
Nonaccrual loans	111.88	123.14	132.82	123.53	125.69
Allowance for credit losses to (16):
Total loans held for investment	0.98	1.02	1.04	1.12	1.18
Nonaccrual loans	141.06	156.05	163.78	150.14	153.18
Net loans charged-off (recovered) to average total loans held for investment (4)	0.04	(0.04)	0.11	0.01	0.06
Nonperforming assets to total loans held for investment and OREO	0.71	0.68	0.66	0.78	0.81
Nonperforming assets to total assets	0.47	0.44	0.43	0.49	0.52
Nonaccrual loans to total loans held for investment	0.69	0.65	0.63	0.75	0.77

	As of and for the Six Months Ended		Percent Change
	June 30,	June 30,	to June 30, 2014
(Dollars in millions)	2014	2013	from June 30, 2013
Credit Data:
(Reversal of) provision for loan losses, excluding purchased credit-impaired loans	$(9)	$(6)	nm	%
(Reversal of) provision for purchased credit-impaired loan losses not subject to FDIC indemnification	2	—	nm
(Reversal of) provision for losses on unfunded credit commitments	13	13	—
Total (reversal of) provision for credit losses	$6	$7	(14)

Net loans charged-off	$1	$22	(95)
Nonperforming assets	547	589	(7)
Credit Ratios:
Net loans charged-off to average total loans held for investment (4)	—%	0.07%
Nonperforming assets to total assets	0.50	0.58

Excluding purchased credit-impaired loans and FDIC covered OREO (17):
Net loans charged-off to average total loans held for investment (4)	—%	0.07%
Nonperforming assets to total assets	0.47	0.52

___________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013 (1)
Interest Income
Loans	$749	$667	$695	$668	$649
Securities	115	115	115	118	118
Other	3	5	6	2	2
Total interest income	867	787	816	788	769

Interest Expense
Deposits	61	62	64	63	61
Commercial paper and other short-term borrowings	2	1	1	2	1
Long-term debt	41	41	45	38	35
Total interest expense	104	104	110	103	97

Net Interest Income	763	683	706	685	672
(Reversal of) provision for loan losses	9	(16)	(23)	(16)	(3)
Net interest income after (reversal of) provision for loan losses	754	699	729	701	675

Noninterest Income
Service charges on deposit accounts	50	51	51	53	52
Trust and investment management fees	26	26	28	34	38
Trading account activities	14	16	20	15	21
Securities gains, net	1	2	8	47	27
Credit facility fees	31	28	28	31	26
Merchant banking fees	27	24	25	29	23
Brokerage commissions and fees	13	13	12	12	11
Card processing fees, net	9	8	8	8	9
Other, net	31	13	10	5	(6)
Total noninterest income	202	181	190	234	201

Noninterest Expense
Salaries and employee benefits	378	388	406	391	413
Net occupancy and equipment	75	71	70	77	84
Professional and outside services	63	55	64	66	62
Intangible asset amortization	13	13	16	16	17
Regulatory assessments	16	15	14	20	20
(Reversal of) provision for losses on unfunded credit commitments	(3)	16	2	1	(2)
Other	107	102	117	118	108
Total noninterest expense	649	660	689	689	702

Income before income taxes and including
noncontrolling interests	307	220	230	246	174
Income tax expense	62	50	55	55	35
Net Income including Noncontrolling Interests	245	170	175	191	139
Deduct: Net loss from noncontrolling interests	4	5	4	7	3
Net Income attributable to MUAH	$249	$175	$179	$198	$142
____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Six Months Ended
(Dollars in millions)	June 30, 2014	June 30, 2013 (1)
Interest Income
Loans	$1,416	$1,278
Securities	230	236
Other	8	5
Total interest income	1,654	1,519

Interest Expense
Deposits	123	121
Commercial paper and other short-term borrowings	3	2
Long-term debt	82	71
Total interest expense	208	194

Net Interest Income	1,446	1,325
(Reversal of) provision for loan losses	(7)	(6)
Net interest income after (reversal of) provision for loan losses	1,453	1,331

Noninterest Income
Service charges on deposit accounts	101	105
Trust and investment management fees	52	73
Trading account activities	30	26
Securities gains, net	3	123
Credit facility fees	59	52
Merchant banking fees	51	39
Brokerage commissions and fees	26	22
Card processing fees, net	17	18
Other, net	44	(6)
Total noninterest income	383	452

Noninterest Expense
Salaries and employee benefits	766	834
Net occupancy and equipment	146	159
Professional and outside services	118	120
Intangible asset amortization	26	33
Regulatory assessments	31	40
(Reversal of) provision for losses on unfunded credit commitments	13	13
Other	209	216
Total noninterest expense	1,309	1,415

Income before income taxes and including
noncontrolling interests	527	368
Income tax expense	112	85
Net Income including Noncontrolling Interests	415	283
Deduct: Net loss from noncontrolling interests	9	7
Net Income attributable to MUAH	$424	$290

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013 (1)
Assets
Cash and due from banks	$1,911	$1,792	$1,863	$1,719	$1,405
Interest bearing deposits in banks	2,353	2,883	4,329	5,471	1,899
Federal funds sold and securities purchased under resale agreements	65	32	11	122	50
Total cash and cash equivalents	4,329	4,707	6,203	7,312	3,354
Trading account assets (includes $25 at June 30, 2014, $9 at March
31, 2014; $8 at December 31, 2013; $13 at September 30, 2013;
and $4 at June 30, 2013 of assets pledged as collateral)	941	841	851	776	844
Securities available for sale	14,670	15,366	15,817	16,872	23,510
Securities held to maturity (Fair value: June 30, 2014, $8,251;
March 31, 2014, $7,810; December 31, 2013, $6,439; September 30,
2013, $5,450; and June 30, 2013, $891)	8,177	7,826	6,509	5,446	905
Loans held for investment	72,369	69,933	68,312	67,170	65,843
Allowance for loan losses	(559)	(557)	(568)	(608)	(625)
Loans held for investment, net	71,810	69,376	67,744	66,562	65,218
Premises and equipment, net	632	641	688	685	699
Goodwill	3,227	3,227	3,228	3,168	3,186
Other assets	5,034	5,253	4,854	4,663	4,563
Total assets	$108,820	$107,237	$105,894	$105,484	$102,279

Liabilities
Deposits:
Noninterest bearing	$27,446	$26,881	$26,495	$26,126	$25,655
Interest bearing	54,120	54,298	53,606	53,289	51,701
Total deposits	81,566	81,179	80,101	79,415	77,356
Commercial paper and other short-term borrowings	2,870	2,660	2,563	3,078	3,792
Long-term debt	6,995	6,545	6,547	7,803	6,058
Trading account liabilities	664	531	540	614	566
Other liabilities	1,666	1,611	1,675	1,767	1,866
Total liabilities	93,761	92,526	91,426	92,677	89,638

Equity
MUAH Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,830 shares issued and outstanding as of June 30, 2014, March 31, 2014,
December 31, 2013, September 30, 2013, and June 30, 2013	136	136	136	136	136
Additional paid-in capital	7,184	7,196	7,191	5,985	5,979
Retained earnings	7,936	7,687	7,512	7,333	7,135
Accumulated other comprehensive loss	(441)	(559)	(624)	(905)	(879)
Total MUAH stockholder's equity	14,815	14,460	14,215	12,549	12,371
Noncontrolling interests	244	251	253	258	270
Total equity	15,059	14,711	14,468	12,807	12,641
Total liabilities and equity	$108,820	$107,237	$105,894	$105,484	$102,279

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	June 30, 2014			March 31, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$24,421	$202	3.33%	$23,969	$198	3.34%
Commercial mortgage	13,529	124	3.66	13,230	119	3.61
Construction	1,146	10	3.24	946	8	3.67
Lease financing	840	14	6.74	849	11	5.41
Residential mortgage	27,063	247	3.66	25,990	238	3.66
Home equity and other consumer loans	3,191	32	4.04	3,233	32	3.99
Loans, before purchased credit-impaired loans	70,190	629	3.59	68,217	606	3.58
Purchased credit-impaired loans	914	120	52.45	1,076	61	22.90
Total loans held for investment	71,104	749	4.22	69,293	667	3.88
Securities	22,865	120	2.10	22,611	120	2.12
Interest bearing deposits in banks	2,878	2	0.25	3,565	2	0.25
Federal funds sold and securities purchased under resale agreements	102	—	0.02	131	—	0.18
Trading account assets	194	1	1.04	267	2	3.08
Other earning assets	262	—	0.83	233	1	1.40
Total earning assets	97,405	872	3.58	96,100	792	3.31
Allowance for loan losses	(561)			(577)
Cash and due from banks	1,450			1,499
Premises and equipment, net	642			645
Other assets	8,935			8,824
Total assets	$107,871			$106,491
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,646	35	0.38	$37,519	36	0.38
Savings	5,590	1	0.09	5,572	1	0.11
Time	10,761	25	0.91	11,214	25	0.92
Total interest bearing deposits	53,997	61	0.45	54,305	62	0.47
Commercial paper and other short-term borrowings (19)	2,521	2	0.20	2,632	1	0.21
Long-term debt	6,923	41	2.39	6,546	41	2.47
Total borrowed funds	9,444	43	1.80	9,178	42	1.82
Total interest bearing liabilities	63,441	104	0.65	63,483	104	0.66
Noninterest bearing deposits	27,224			26,128
Other liabilities	2,298			2,237
Total liabilities	92,963			91,848
Equity
MUAH Stockholder's equity	14,657			14,390
Noncontrolling interests	251			253
Total equity	14,908			14,643
Total liabilities and equity	$107,871			$106,491

Net interest income/spread (taxable-equivalent basis)		768	2.93%		688	2.65%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			3.15			2.87
Less: taxable-equivalent adjustment		5			5
Net interest income		$763			$683
____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	June 30, 2014			June 30, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (1)(8)	Rate (1)(4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$24,421	$202	3.33%	$21,701	$185	3.42%
Commercial mortgage	13,529	124	3.66	11,851	112	3.79
Construction	1,146	10	3.24	800	7	3.30
Lease financing	840	14	6.74	1,056	9	3.53
Residential mortgage	27,063	247	3.66	23,428	220	3.77
Home equity and other consumer loans	3,191	32	4.04	3,500	33	3.85
Loans, before purchased credit-impaired loans	70,190	629	3.59	62,336	566	3.64
Purchased credit-impaired loans	914	120	52.45	1,337	83	24.69
Total loans held for investment	71,104	749	4.22	63,673	649	4.08
Securities	22,865	120	2.10	23,183	121	2.11
Interest bearing deposits in banks	2,878	2	0.25	1,923	1	0.25
Federal funds sold and securities purchased under resale agreements	102	—	0.02	123	—	0.16
Trading account assets	194	1	1.04	162	—	0.36
Other earning assets	262	—	0.83	228	1	0.53
Total earning assets	97,405	872	3.58	89,292	772	3.47
Allowance for loan losses	(561)			(642)
Cash and due from banks	1,450			1,355
Premises and equipment, net	642			704
Other assets	8,935			8,005
Total assets	$107,871			$98,714
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,646	35	0.38	$32,296	26	0.32
Savings	5,590	1	0.09	5,666	2	0.13
Time	10,761	25	0.91	12,710	33	1.06
Total interest bearing deposits	53,997	61	0.45	50,672	61	0.49
Commercial paper and other short-term borrowings (19)	2,521	2	0.20	3,224	1	0.18
Long-term debt	6,923	41	2.39	5,326	35	2.64
Total borrowed funds	9,444	43	1.80	8,550	36	1.71
Total interest bearing liabilities	63,441	104	0.65	59,222	97	0.66
Noninterest bearing deposits	27,224			24,678
Other liabilities	2,298			1,945
Total liabilities	92,963			85,845
Equity
MUAH Stockholder's equity	14,657			12,599
Noncontrolling interests	251			270
Total equity	14,908			12,869
Total liabilities and equity	$107,871			$98,714

Net interest income/spread (taxable-equivalent basis)		768	2.93%		675	2.81%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			3.15			3.03
Less: taxable-equivalent adjustment		5			3
Net interest income		$763			$672
____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Six Months Ended
	June 30, 2014			June 30, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (1)(8)	Rate (1)(4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$24,196	$400	3.34%	$21,522	$362	3.39%
Commercial mortgage	13,380	243	3.63	10,880	213	3.93
Construction	1,047	18	3.43	725	15	4.15
Lease financing	845	25	6.07	1,059	16	3.01
Residential mortgage	26,529	485	3.66	23,145	442	3.82
Home equity and other consumer loans	3,212	64	4.01	3,551	67	3.84
Loans, before purchased credit-impaired loans	69,209	1,235	3.58	60,882	1,115	3.68
Purchased credit-impaired loans	994	181	36.49	1,240	163	26.36
Total loans held for investment	70,203	1,416	4.05	62,122	1,278	4.13
Securities	22,739	240	2.11	22,507	243	2.16
Interest bearing deposits in banks	3,219	4	0.25	2,986	4	0.25
Federal funds sold and securities purchased under resale agreements	116	—	0.11	147	—	0.18
Trading account assets	231	3	2.21	156	—	0.33
Other earning assets	248	1	1.10	261	1	0.46
Total earning assets	96,756	1,664	3.45	88,179	1,526	3.47
Allowance for loan losses	(569)			(647)
Cash and due from banks	1,475			1,377
Premises and equipment, net	643			704
Other assets	8,880			8,074
Total assets	$107,185			$97,687
Liabilities
Interest bearing deposits:
Transaction and money market accounts	37,583	71	0.38	32,002	48	0.30
Savings	5,581	2	0.10	5,760	4	0.13
Time	10,986	50	0.92	12,514	69	1.11
Total interest bearing deposits	54,150	123	0.46	50,276	121	0.49
Commercial paper and other short-term borrowings (19)	2,576	3	0.21	2,534	2	0.19
Long-term debt	6,736	82	2.43	5,366	71	2.66
Total borrowed funds	9,312	85	1.82	7,900	73	1.86
Total interest bearing liabilities	63,462	208	0.66	58,176	194	0.67
Noninterest bearing deposits	26,679			24,531
Other liabilities	2,268			2,122
Total liabilities	92,409			84,829
Equity
MUAH Stockholder's equity	14,524			12,591
Noncontrolling interests	252			267
Total equity	14,776			12,858
Total liabilities and equity	$107,185			$97,687

Net interest income/spread (taxable-equivalent basis)		1,456	2.79%		1,332	2.80%
Impact of noninterest bearing deposits			0.19			0.20
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			3.02			3.03
Less: taxable-equivalent adjustment		10			7
Net interest income		$1,446			$1,325
____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in millions)	2014	2014	2013	2013	2013

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$25,162	$23,654	$23,528	$23,125	$22,266
Commercial mortgage	13,549	13,568	13,092	12,905	13,008
Construction	1,248	1,019	905	855	808
Lease financing	829	845	854	972	984
Total commercial portfolio	40,788	39,086	38,379	37,857	37,066

Residential mortgage	27,619	26,602	25,547	24,714	23,835
Home equity and other consumer loans	3,178	3,194	3,280	3,336	3,456
Total consumer portfolio	30,797	29,796	28,827	28,050	27,291
Loans held for investment, before purchased credit-impaired loans	71,585	68,882	67,206	65,907	64,357
Purchased credit-impaired loans	784	1,051	1,106	1,263	1,486

Total loans held for investment	$72,369	$69,933	$68,312	$67,170	$65,843

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$161	$89	$44	$62	$69
Commercial mortgage	47	46	51	88	62
Total commercial portfolio	208	135	95	150	131

Residential mortgage	243	266	286	293	315
Home equity and other consumer loans	46	49	46	48	50
Total consumer portfolio	289	315	332	341	365

Nonaccrual loans, before purchased credit-impaired loans	497	450	427	491	496
Purchased credit-impaired loans	17	16	15	20	24
Total nonaccrual loans	514	466	442	511	520

OREO	14	17	20	22	25
FDIC covered OREO	19	23	37	41	44

Total nonperforming assets	$547	$506	$499	$574	$589

Total nonperforming assets, excluding purchased credit-impaired
loans and FDIC covered OREO	$511	$467	$447	$513	$521

Loans 90 days or more past due and still accruing (20)	$11	$4	$5	$8	$7

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in millions)	2014	2014	2013	2013	2013

Analysis of Allowance for Credit Losses
Balance, beginning of period	$557	$568	$608	$625	$638
(Reversal of) provision for loan losses, excluding purchased credit-impaired loans	9	(18)	(22)	(16)	(3)
(Reversal of) provision for purchased credit-impaired loan losses not subject to FDIC indemnification	—	2	(1)	—	—
Increase/(decrease) in allowance covered by FDIC indemnification	—	—	(6)	(2)	(2)
Other	—	(1)	—	—	—
Loans charged off:
Commercial and industrial	(6)	(5)	(18)	(6)	(11)
Commercial mortgage	(2)	(1)	(2)	(2)	(1)
Construction	—	—	—	(1)	—
Total commercial portfolio	(8)	(6)	(20)	(9)	(12)
Residential mortgage	(2)	(1)	(1)	(2)	(3)
Home equity and other consumer loans	(2)	(2)	(4)	(2)	(5)
Total consumer portfolio	(4)	(3)	(5)	(4)	(8)
Total loans charged-off	(12)	(9)	(25)	(13)	(20)
Recoveries of loans previously charged-off:
Commercial and industrial	3	11	6	5	7
Commercial mortgage	1	—	—	4	2
Construction	—	3	—	1	—
Lease financing	—	—	1	—	—
Total commercial portfolio	4	14	7	10	9
Home equity and other consumer loans	1	1	—	2	1
Total consumer portfolio	1	1	—	2	1
Purchased credit-impaired loans	—	—	—	2	2
Total recoveries of loans previously charged-off	5	15	14	14	12
Net loans recovered (charged-off)	(7)	6	(11)	1	(8)

Ending balance of allowance for loan losses	559	557	568	608	625
Allowance for losses on unfunded credit commitments	145	148	132	131	136
Total allowance for credit losses	$704	$705	$700	$739	$761

Components of allowance for loan losses and credit losses:
Allowance for loan losses, excluding allowance on purchased credit-impaired loans	$556	$554	$567	$607	$624
Allowance for loan losses on purchased credit-impaired loans	3	3	1	1	1
Total allowance for loan losses	$559	$557	$568	$608	$625

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	June 30, 2014		March 31, 2014		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	March 31, 2014	March 31, 2014
Asset Liability Management securities:
U.S. government-sponsored agencies	$—	$—	$72	$72	$(72)	(100)%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	8,281	8,157	8,754	8,529	(372)	(4)
Privately issued	188	191	207	210	(19)	(9)
Privately issued - commercial mortgage-backed securities	1,824	1,813	1,876	1,830	(17)	(1)
Collateralized loan obligations	2,543	2,534	2,642	2,642	(108)	(4)
Asset-backed and other	18	19	24	25	(6)	(24)
Asset Liability Management securities	12,854	12,714	13,575	13,308	(594)	(4)
Other debt securities:
Direct bank purchase bonds	1,888	1,897	1,986	1,987	(90)	(5)
Other	54	52	67	63	(11)	(17)
Equity securities	6	7	7	8	(1)	(13)
Total securities available for sale	$14,802	$14,670	$15,635	$15,366	$(696)	(5)

Securities Held to Maturity

	June 30, 2014		March 31, 2014		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (21)	Value	Amount (21)	Value	March 31, 2014	March 31, 2014
U.S. government agency and government-sponsored
agencies - residential mortgage-backed securities	$5,669	$5,698	$5,466	$5,443	$203	4%
U.S. government agency and government-sponsored
agencies - commercial mortgage-backed securities	1,749	1,792	1,751	1,762	(2)	—
U.S. Treasury	484	486	484	481	—	—
U.S. government-sponsored agencies	275	275	125	124	150	120
Total securities held to maturity	$8,177	$8,251	$7,826	$7,810	$351	4

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in millions)	2014	2014	2013	2013	2013 (1)
Net income attributable to MUAH	$249	$175	$179	$198	$142
Net adjustments for merger costs related to acquisitions, net of tax	15	11	12	15	27
Net adjustments for privatization transaction, net of tax	(9)	1	2	(14)	(8)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$255	$187	$193	$199	$161

Average total assets	$107,871	$106,491	$104,424	$101,534	$98,714
Less: Net adjustments related to privatization transaction	2,260	2,272	2,297	2,309	2,318
Average total assets, excluding impact of privatization transaction	$105,611	$104,219	$102,127	$99,225	$96,396
Return on average assets (4)	0.92%	0.66%	0.68%	0.78%	0.58%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.97	0.72	0.75	0.81	0.66

Average MUAH stockholder's equity	$14,657	$14,390	$12,604	$12,210	$12,599
Less: Adjustments for merger costs related to acquisitions	(132)	(118)	(105)	(93)	(64)
Less: Net adjustments for privatization transaction	2,297	2,302	2,306	2,319	2,337
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$12,492	$12,206	$10,403	$9,984	$10,326
Return on average MUAH stockholder's equity (4)	6.80%	4.87%	5.66%	6.50%	4.53%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (4) (5)	8.19	6.11	7.41	8.01	6.17

Noninterest expense	$649	$660	$689	$689	$702
Less: Foreclosed asset expense and other credit costs	1	—	2	(2)	(3)
Less: (Reversal of) provision for losses on unfunded credit commitments	(3)	16	2	1	(2)
Less: Productivity initiative costs	4	1	20	14	13
Less: Low income housing credit (LIHC) investment amortization expense	20	20	24	17	20
Less: Expenses of the LIHC consolidated VIEs	8	8	6	11	6
Less: Merger and business integration costs	25	17	25	25	44
Less: Net adjustments related to privatization transaction	10	10	14	13	14
Less: Intangible asset amortization	3	3	3	3	4
Noninterest expense, as adjusted (a)	$581	$585	$593	$607	$606

Total revenue	$965	$864	$896	$919	$873
Add: Net interest income taxable-equivalent adjustment	5	5	4	4	3
Less: Productivity initiative gains	—	—	6	11	—
Less: Accretion related to privatization-related fair value adjustments	9	6	8	8	3
Less: Other credit costs	(2)	2	1	1	2
Total revenue, as adjusted (b)	$963	$861	$885	$903	$871
Adjusted efficiency ratio (a)/(b) (7)	60.30%	67.95%	67.08%	67.21%	69.45%

Total MUAH stockholder's equity	$14,815	$14,460	$14,215	$12,549	$12,371
Less: Goodwill	3,227	3,227	3,228	3,168	3,186
Less: Intangible assets, except mortgage servicing rights (MSRs)	262	275	288	287	321
Less: Deferred tax liabilities related to goodwill and intangible assets	(99)	(102)	(105)	(110)	(118)
Tangible common equity (c)	$11,425	$11,060	$10,804	$9,204	$8,982
Total assets	$108,820	$107,237	$105,894	$105,484	$102,279
Less: Goodwill	3,227	3,227	3,228	3,168	3,186
Less: Intangible assets, except MSRs	262	275	288	287	321
Less: Deferred tax liabilities related to goodwill and intangible assets	(99)	(102)	(105)	(110)	(118)
Tangible assets (d)	$105,430	$103,837	$102,483	$102,139	$98,890
Tangible common equity ratio (c)/(d) (13)	10.84%	10.65%	10.54%	9.01%	9.08%

Tier 1 capital, determined in accordance with U.S. Basel I regulatory requirements	n/a	n/a	$11,471	$10,153	$9,931
Less: Junior subordinated debt payable to trusts	n/a	n/a	66	66	66
Basel I Tier 1 common capital (e)	n/a	n/a	$11,405	$10,087	$9,865
Common equity tier 1 capital under U.S. Basel III (transitional)	$11,900	$11,640	n/a	n/a	n/a
Accumulated other comprehensive loss related to securities available for
sale and pension and other benefits (10)	(377)	(449)	(522)	n/a	n/a
Other (10)	(130)	(138)	(95)	n/a	n/a
Common equity tier 1 capital estimated under U.S. Basel III (standardized approach;
fully phased-in) (f)	$11,393	$11,053	$10,788	n/a	n/a
Risk-weighted assets, determined in accordance with regulatory requirements (g) (10)	$94,552	$92,476	$92,410	$90,900	$85,979
Add: Adjustments (10)	3,407	4,293	4,444	n/a	n/a
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach;
fully phased-in) (h)	$97,959	$96,769	$96,854	n/a	n/a
Common equity tier 1 risk-based capital ratio (f)/(h) (9) (14)	11.63%	11.42%	11.14%	n/a	n/a
Tier 1 common capital ratio (e)/(g) (9) (10) (11) (12)	n/a	n/a	12.34%	11.10%	11.47%
Refer to Exhibit 15 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	For the Six Months Ended
	June 30,	June 30,
(Dollars in millions)	2014	2013 (1)

Net income attributable to MUAH	$424	$290
Net adjustments for merger costs related to acquisitions, net of tax	26	51
Net adjustments for privatization transaction, net of tax	(8)	(9)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$442	$332

Average total assets	$107,185	$97,687
Less: Net adjustments related to privatization transaction	2,266	2,324
Average total assets, excluding impact of privatization transaction	$104,919	$95,363
Return on average assets (4)	0.79%	0.59%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.84	0.69

Average MUAH stockholder's equity	$14,524	$12,591
Less: Adjustments for merger costs related to acquisitions	(125)	(80)
Less: Net adjustments for privatization transaction	2,299	2,345
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$12,350	$10,326
Return on average MUAH stockholder's equity (4)	5.84%	4.61%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (4) (5)	7.16	6.42

Noninterest expense	$1,309	$1,415
Less: Foreclosed asset expense and other credit costs	—	(4)
Less: (Reversal of) provision for losses on unfunded credit commitments	13	13
Less: Productivity initiative costs	5	17
Less: Low income housing credit (LIHC) investment amortization expense	40	35
Less: Expenses of the LIHC consolidated VIEs	16	12
Less: Merger and business integration costs	42	84
Less: Net adjustments related to privatization transaction	20	28
Less: Intangible asset amortization	7	7
Noninterest expense, as adjusted (a)	$1,166	$1,223

Total revenue	$1,829	$1,777
Add: Net interest income taxable-equivalent adjustment	10	7
Less: Accretion related to privatization-related fair value adjustments	16	8
Less: Other credit costs	1	(7)
Total revenue, as adjusted (b)	$1,822	$1,783
Adjusted efficiency ratio (a)/(b) (7)	63.91%	68.56%

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
During the third quarter of 2013, the Company corrected prior period errors related to the recognition of income and expense associated with market-linked certificates of deposits. The Company concluded that these errors were not material to the periods in which the corrections were made.

(2)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover loan losses through a credit cycle.

(3)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.

(4)	Annualized.

(5)
These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding the Company's business results. Please refer to Exhibits 13 and 14 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(6)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(7)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding foreclosed asset expense and other credit costs, (reversal of) provision for losses on unfunded credit commitments, certain costs related to productivity initiatives, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, and intangible asset amortization) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of gains from productivity initiatives related to the sale of certain business units and premises, accretion related to privatization-related fair value adjustments, and other credit costs. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibits 13 and 14 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(8)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(9)	Estimated as of June 30, 2014.

(10)
The capital ratios displayed as of June 30, 2014 and March 31, 2014 are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' revised capital framework for implementing the final U.S. Basel III regulatory capital rules. The capital ratios as of and prior to December 31, 2013 are calculated under Basel I rules.

(11)
Effective September 30, 2013, the Company updated the methodologies applied to the calculation of its regulatory capital ratios as the result of regulatory correspondence, which clarified the treatment of certain off-balance sheet credit exposures.  If the Company had applied the new methodology on a retrospective basis, the Tier 1 risk-based capital ratio would have been 11.04% as of June 30, 2013; the Total risk-based capital ratio would have been 13.03% as of June 30, 2013; and the Tier 1 common capital ratio would have been 10.97% as of June 30, 2013.

(12)
The Tier 1 common capital ratio is the ratio, calculated under Basel I rules, of Tier 1 capital, less qualifying trust preferred securities, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(14)
Common equity tier 1 risk-based capital is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the U.S. Basel III rules (standardized approach on a fully phased-in basis, which includes accumulated other comprehensive loss elements as prescribed by the U.S. Basel III rules) were effective at December 31, 2013. Management reviews common equity tier 1 risk-based capital along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation from Tier 1 capital determined in accordance with Basel I regulatory requirements, because of current interest in such information on the part of market participants. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(15)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(16)
The allowance for credit losses ratios include the allowances for loan losses and losses on unfunded credit commitments against end of period total loans held for investment or total nonaccrual loans, as appropriate.

(17)
These ratios exclude the impact of all purchased credit-impaired loans and FDIC covered OREO. Purchased credit-impaired loans and OREO related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank are covered under loss share agreements between the Bank and the Federal Deposit Insurance Corporation. Management believes the exclusion of purchased credit-impaired loans and FDIC covered OREO from certain asset quality ratios that include nonaccrual loans, nonperforming assets, net loans charged-off, total loans held for investment and the allowance for loan losses or credit losses in the numerator or denominator provides a better perspective into underlying asset quality trends.

(18)
Average balances on loans held for investment include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(19)	Includes interest bearing trading liabilities.

(20)
Excludes loans totaling $103 million, $123 million, $124 million, $203 million, and $210 million that are 90 days or more past due and still accruing at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, and June 30, 2013, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(21)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful
n/a = not applicable

Exhibit 15